Exhibit 99.3

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of the consolidated company would be had the Acquisition Transaction occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position. The unaudited consolidated financial statements do not reflect any cost savings or synergies that the management of Target Group Inc. and CannaKorp Inc. could have achieved if they were together through this period.

The unaudited pro forma consolidated statements of operations for the years presented give effect to the Acquisition Transaction as if they had been consummated, beginning of the earliest period presented. The unaudited pro forma balance sheets give effect to the Acquisition Transaction as if they had occurred on the dates of those balance sheets.

The effects of the Acquisition Transaction have been prepared using the assumptions and adjustments described in the accompanying notes.

We describe the assumptions underlying the pro forma adjustments in the accompanying notes, which should also be read in conjunction with these unaudited pro forma financial statements. Please read this information in conjunction with:

·	The audited financial statements of CannaKorp Inc. for the years ended December 31, 2018 and 2017.

·	The audited financial statements of Target Group Inc. (Formerly known as Chess Supersite Corporation) for the years ended December 31, 2018 and 2017 included in its Annual Report on Form 10-K filed on April 01, 2019.

The unaudited pro forma consolidated financial statements should be read in conjunction with the information contained in the Current Report on Form 8-K.

Unaudited Pro Forma Condensed Consolidated Financial Statements

Pro forma Condensed Consolidated Balance Sheets as of December 31, 2018.	Page 3

Pro forma Condensed Combined Statements of Operations for the year ended December 31, 2018.	Page 4

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.	Pages 5 & 6

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Target Group Inc. (Formerly known as Chess Supersite Corporation)

and

CannaKorp Inc.

Pro Forma Condensed Consolidated Balance Sheet

as of December 31, 2018

(Unaudited)

	Target Group Inc.	CannaKorp Inc		Proforma	Pro Forma
	December 31, 2018	December 31, 2018	Note	Adjustments	Combined
	$	$		$	$
ASSETS
Current assets
Cash	303,438	5,915		—	309,353
Accounts receivable, no allowance	—	2,068		—	2,068
Inventory	—	326,594		—	326,594
Prepaid asset	35,145	100,632		—	135,777
Sales tax recoverable, net of allowance	220,525	—		—	220,525
	559,108	435,209		—	994,317

Long term assets
Furniture and equipment	856	201,414		—	202,270
Capital Work in progress	2,595,022	—		—	2,595,022
Goodwill	3,594,195	—	(b)	5,932,543	9,526,738
Other assets	31,496	—		—	31,496
Total long term assets	6,221,569	201,414		5,932,543	12,355,526
Total assets	6,780,677	636,623		5,932,543	13,349,843

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable and accrued liabilities	1,739,765	1,593,634		—	3,333,399
Payable to related parties	403,620	634,530		—	1,038,150
Shareholder advances	209,046	—		—	209,046
Convertible Promissory notes, net	221,639	—		—	221,639
Derivative liability	862,483	—		—	862,483
Deferred revenue	—	128,158		—	128,158
Total current liabilities	3,436,553	2,356,322		—	5,792,875
Payable to related parties	—	150,000		—	150,000
Total liabilities	3,436,553	2,506,322		—	5,942,875

Contingencies and commitments	—	—		—	—

Stockholders' deficit
Preferred stock, $0.0001 par value, 20,000,000 shares authorized; 1,000,000 shares issued and outstanding as at December 31, 2018	100	—		—	100
Common stock, $0.0001 par value, 850,000,000 shares authorized, 93,624,289 common shares outstanding as at December 31, 2018	9,362	—	(b)	3,041	12,403
Preferred stock, , $0.001 par value, 21,968,117 shares authorized; 12,634,085 shares issued and outstanding as at December 31, 2018	—	12,634	(a)	(12,634)	—
Common stock, $0.001 par value, 72,601,692 shares authorized, 19,197,965 common shares outstanding as at December 31, 2018	—	19,199		(19,199)	—
Stock subscription receivable	(220,319)	—	(a)	—	(220,319)
Shares to be issued	1,359,349	—		—	1,359,349
Additional paid-in capital	11,346,467	8,118,762	(a)	(8,118,762)	15,406,270
			(b)	3,280,992
			(b)	778,811
Accumulated deficit	(9,094,954)	(9,992,888)	(a)	9,992,888	(9,094,954)
Accumulated other comprehensive income	(55,881)	(27,406)	(a)	27,406	(55,881)
Total stockholders' deficit	3,344,124	(1,869,699)		5,932,543	7,406,968
Total liabilities and stockholders' deficit	6,780,677	636,623		5,932,543	13,349,843

See accompanying notes to these unaudited pro forma condensed consolidated financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Target Group Inc. (Formerly known as Chess Supersite Corporation)

and

CannaKorp Inc.

Pro Forma Condensed Consolidated Statement of operations

For the year ended December 31, 2018

(Unaudited)

	Target Group Inc.	CannaKorp Inc
	Year ended	Year ended		Proforma	Pro Forma
	December 31, 2018	December 31, 2018	Note	Adjustments	Combined
	$	$		$	$
REVENUE	263	59,906		—	60,169
COST OF GOOD SOLD	—	69,162		—	69,162
GROSS PROFIT (LOSS)	263	(9,256)		—	(8,993)

OPERATING EXPENSES

Advisory and consultancy fee	77,159	—		—	77,159
Management services fee	362,500	—		—	362,500
Salaries and wages	332,337	713,450		—	1,045,787
Legal and professional fees	314,428	1,004,385		—	1,318,813
Software development expense	32,246	78,058		—	110,304
Website development and marketing expenses	91,852	179,073		—	270,925
Rent and Utilities	36,072	—		—	36,072
Travel expenses	—	62,160		—	62,160
Office and general	34,440	255,266		—	289,706
Stock based compensation	—	138,010		—	138,010
Depreciation expense	—	190,470		—	190,470

Total operating expenses	1,281,034	2,620,872		—	3,573,426

OTHER INCOME AND EXPENSES

Change in fair value of derivative liability	323,946	—		—	323,946
Loss on forgiveness / settlement of debt	39,118	—		—	39,118
Interest and bank charges	81,847	92,904		—	174,751
Exchange loss	33,546	—		—	33,546
Day one interest expense	62,288	—		—	62,288
Accretion expense	2,923	—		—	2,923
Allowance for sales tax recoverable	75,902	—		—	75,902
Impairment of inventory	—	14,700		—	14,700

Total other expenses	619,570	107,604		—	727,174
Net loss before income taxes	(1,900,341)	(2,737,732)		—	(4,240,431)

Income taxes	—	—		—	—
Net loss	(1,900,341)	(2,737,732)		—	(4,638,073)

Foreign currency translation adjustment	(55,881)	(25,206)		—	(81,087)
Comprehensive loss	(1,956,222)	(2,762,938)		—	(4,719,160)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Target Group Inc. (Formerly known as Chess Supersite Corporation)

and

CannaKorp Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Information

Note 1. Description of the Proposed Transaction

Effective January 25, 2019, the CannaKorp Inc. (“CannaKorp”) entered into an Agreement and Plan of Share Exchange (“Exchange Agreement”) with Target Group Inc., a Delaware corporation (“Target”). Company had previously entered into a Letter of Intent with Target dated November 30, 2018 which was disclosed in Target’s report on Form 8-K filed December 4, 2018. The Exchange Agreement is the definitive agreement based on the general terms and conditions contained in the Letter of Intent.

The Exchange Agreement provided that, subject to its terms and conditions, Target will issue to the CannaKorp’s shareholders an aggregate of 30,000,000 shares of the Target’s common stock, based on a price per share of $0.10, in exchange for 100% of the issued and outstanding common stock of the CannaKorp held by the CannaKorp’s shareholders. In addition, Target will issue Common Stock Purchase Warrants (“Warrants”) in exchange for all outstanding and promised the CannaKorp’s stock options. The Warrants will grant the holders thereof the right to purchase up to approximately 7,200,000 shares of the Target common stock. Target will also assume all outstanding liabilities of the CannaKorp.

Under the terms of the Exchange Agreement, Target is not obligated to consummate the share exchange unless the CannaKorp shareholders have tendered to Target not less than 90% of the outstanding CannaKorp capital stock. Upon the closing of the Exchange Agreement, the CannaKorp will continue its business operations as a subsidiary of the Target.

The transaction was closed effective March 1, 2019.

Note 2. Basis of Presentation

Target and CannaKorp Inc. report on a calendar year basis and are utilizing financial statements as of December 31, 2018 for these pro forma condensed consolidated financial statements.

The unaudited pro forma financial statements are based on the historical financial statements of Target and CannaKorp Inc. after giving effect to the share exchange transaction.  The Management has used the assumptions and adjustments described in the accompanying note 3 to the unaudited pro forma consolidated financial statements.

The Acquisition Transaction will be accounted for using the acquisition method in accordance with the Financial Accounting Standards Board (ASC Topic 805, “Business Combinations”).

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Target Group Inc. (Formerly known as Chess Supersite Corporation)

and

CannaKorp Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Information

Note 3. Pro Forma Adjustments

The unaudited pro forma consolidated financial statements give effect to the following adjustments:

a.	Adjustments to eliminate CannaKorp’s share capital and accumulated losses.

b.	Issuance of an aggregate of approximately 30,000,000 shares of Target’s common stock to the CannaKorp’s shareholders, par value $0.001, in exchange for 100% of equity interests of CannaKorp held by the CannaKorp shareholders in accordance with the Exchange Agreement.

In addition of the common stock, issuance of a pro rata Common Stock Purchase Warrants purchasing an aggregate of 7,200,000 shares of Target’s Common Stock at a price per share of $0.13 and $0.15 for a period of two years following the issuance date of the Warrants.

Immediately following the closing of the Exchange Agreement, the authorized capital of the Target consists of 850,000,000 Shares of common stock, par value US$0.0001 per share of which 124,032,001 Common Shares are issued and outstanding, and 20,000,000 shares of preferred stock, par value US$0.0001 per share of which 1,000,000 shares are issued and outstanding.

c.	As explained in Note 2, the financial position and the results of operations of Target and CannaKorp have been consolidated in accordance with the guidance provided under ASC 805-50 relating to combination of entities.